Exhibit 10.3

DEBT CONVERSION AGREEMENT

_______________________________,  the Undersigned, understand that the Board of Directors of South American Gold Corp. Corp (the "Company"), a Nevada corporation, are offering to convert outstanding balances of accounts payable into an Unsecured Commercial Promissory Note of the Company, with the terms set forth below.

The Undersigned hereby agree to convert $_______.00 of the outstanding accounts payable owed to me by the Company at November 23, 2013 into an Unsecured Commercial Promissory Note, with a principal amount of $_______.00, with (the "Notes") and tender a term of two (2) years from the date of issuance (“the Note”).  Such Note will have an annual interest rate of 8%, payable in quarterly installments and the Company will be able to make partial payments on the Note prior to its term.  A form of the Note is attached herewith as Exhibit A.

Accepted and Agreed to this 23th day of November, 2013.

____________________________________

“The Undersigned”

By: _________________________________

SOUTH AMERICAN  GOLD CORP.

By:  ____________________________

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